IMPORTANT NOTICE
ProShares DJ Brookfield Global Infrastructure ETF (TOLZ)
ProShares Equities for Rising Rates ETF (EQRR)
ProShares Global Listed Private Equity ETF (PEX)
ProShares Hedge Replication ETF (HDG)
ProShares Inflation Expectations ETF (RINF)
ProShares K-1 Free Crude Oil Strategy ETF (OILK)
ProShares Large Cap Core Plus (CSM)
ProShares Managed Futures Strategy ETF (FUT)
ProShares MSCI EAFE Dividend Growers ETF (EFAD)
ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV)
ProShares MSCI Europe Dividend Growers ETF (EUDV)
ProShares RAFITM Long/Short (RALS)
ProShares Russell 2000 Dividend Growers ETF (SMDV)
ProShares S&P 500® Ex-Energy ETF (SPXE)
ProShares S&P 500® Ex-Financials ETF (SPXN)
ProShares S&P 500® Ex-Health Care ETF (SPXV)
ProShares S&P 500® Ex-Technology ETF (SPXT)
ProShares S&P MidCap 400® Dividend Aristocrats ETF (REGL)
(each a “Fund”)
Supplement dated January 30, 2019
to each Fund’s Statutory Prospectus
dated October 1, 2018
After the close of business on February 6, 2019, each Fund will reduce the size of its Creation Units.

1.	The following replaces the corresponding information in the Summary Section for each Fund, except ProShares K-1 Free Crude Oil Strategy ETF:

Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 10,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

2.	The following replaces the corresponding information in the Summary Section for ProShares K-1 Free Crude Oil Strategy ETF:

Purchase and Sale of Fund Shares
The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 25,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

3.	The following replaces the sub-section entitled “For the Morningstar Alternatives Solution ETF Only” in the Management of ProShares Trust section of the Prospectus:

For Funds with Creation Units of Less Than 25,000 Shares

Under normal circumstances, the Funds listed below will pay out redemption proceeds to a redeeming Authorized Participant within two days after the Authorized Participant’s redemption request is received, in accordance with the process set forth in the Funds’ SAI and in the Authorized Participant Agreement between the Authorized Participant and the Funds’ distributor. However, the Funds reserve the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request (as discussed in the Funds’ SAI) to pay an Authorized Participant, all as permitted by the 1940 Act. The Funds anticipate regularly meeting redemption requests primarily through in-kind redemptions. However, the Funds reserve the right to pay redemption proceeds to an Authorized Participant in cash, consistent with the Trust’s exemptive relief. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The following Funds have Creation Unit sizes below 25,000 shares: ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares Global Listed Private Equity ETF, ProShares Hedge Replication ETF, ProShares Inflation Expectations ETF, ProShares Large Cap Core Plus, ProShares Managed Futures Strategy ETF, ProShares Morningstar Alternatives Solution ETF, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares RAFITM Long/Short, ProShares Russell 2000 Dividend Growers ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, and ProShares S&P MidCap 400® Dividend Aristocrats ETF.

Please retain this supplement for future reference.